                                EXHIBIT 2-1

SCHEDULE 3.22
- -------------
                                 EMPLOYEES

                         10/31/94  Commissions,
                         Annual     Residuals            Car
Employee Name            Salary      & Bonus           Allowance
- -----------------------------------------------------------------
Anderson, Carol J        xxxxxx
Antonovich, Stacy A      xxxxxx         xxxxx          $1,500
Arens, Treasure G        xxxxxx         xxxxx          $    0
Armstrong, Andrew J      xxxxxx
Austin, David S          xxxxxx         xxxxx          $    0
Babigian, Karen          xxxxxx         xxxxx          $    0
Babigian, Walter         xxxxxx         xxxxx          $    0
Bailey, Sean G           xxxxxx
Balalis, Thomas M        xxxxxx         xxxxx          $    0
Barney, Brian J          xxxxxx         xxxxx          $    0
Beattie, Kay A           xxxxxx         xxxxx          $  210
Beberg, Dwayne M         xxxxxx
Bell, David G            xxxxxx
Berry, Timm A            xxxxxx         xxxxx          $    0
Bezanson, Sheri L        xxxxxx
Bickerstaff, Chad D      xxxxxx         xxxxx          $4,200
Blaser, Doreen           xxxxxx         xxxxx          $    0
Boatwright, B.V          xxxxxx         xxxxx          $    0
Boe, Keith D             xxxxxx         xxxxx          $    0
Bondar, Trina M          xxxxxx
Bowman, John             xxxxxx
Boxx, Shelly L           xxxxxx         xxxxx          $    0
Bradley, Pamela J        xxxxxx
Broome, Bryan S          xxxxxx         xxxxx          $    0
Brown, Michael G         xxxxxx         xxxxx          $    0
Bruder, Ralph M          xxxxxx         xxxxx          $  210
Buck, Andrew J           xxxxxx
Burkholz, Paul D         xxxxxx         xxxxx          $    0
Burns, Shannon M         xxxxxx         xxxxx          $  420
Butler, Dwight R         xxxxxx         xxxxx          $2,100
Cafaro, Stacy A          xxxxxx         xxxxx          $    0
Carr, Gezelle V          xxxxxx         xxxxx          $    0

SCHEDULE 3.22 (cont'd.)
- -----------------------
                         10/31/94  Commissions,
                         Annual     Residuals            Car
Employee Name            Salary      & Bonus           Allowance
- -----------------------------------------------------------------
Casey, Melinda L         xxxxxx         xxxxx
Chavez, Tamara A         xxxxxx
Colman, Cheryl L         xxxxxx
Corioso, John            xxxxxx
Corrigeux, Dale F        xxxxxx         xxxxx          $  735
Crawford, Cynthia W      xxxxxx         xxxxx          $    0
Crittenden, Ashley A     xxxxxx
Danzl, Kirk C            xxxxxx
Davis, Lueberta          xxxxxx         xxxxx          $    0
Deblock, Leslie A        xxxxxx
Demers, Sherri D         xxxxxx         xxxxx          $1,050
Domingo, Cyncha P        xxxxxx
Domke, Karen M           xxxxxx
Durham, Gregory L        xxxxxx
Eagle, Todd R            xxxxxx         xxxxx          $  630
Edwards, Wes             xxxxxx         xxxxx          $    0
Edwards, Joye I          xxxxxx         xxxxx          $    0
Elliott, Chris S         xxxxxx         xxxxx          $3,500
Ewen, Susan L            xxxxxx
Fairhurst, Neil          xxxxxx
Feil, Mark               xxxxxx         xxxxx          $    0
Fischer, Brenda K        xxxxxx
Fleming, Wade A          xxxxxx         xxxxx
Fowler, Sheri L          xxxxxx         xxxxx          $1,890
Funkhouser, Maria T      xxxxxx         xxxxx          $2,100
Fyhrie, Peter            xxxxxx         xxxxx          $2,100
Galbraith, Kim           xxxxxx         xxxxx          $1,050
Gastfield, Amy R         xxxxxx
Gilless, John A          xxxxxx         xxxxx
Gilmore, Robert S        xxxxxx         xxxxx          $  420
Giovannetti, Richard     xxxxxx
Gitts, Ty J              xxxxxx         xxxxx          $    0
Goren, Lisa J            xxxxxx         xxxxx          $    0
Grube, Jenna             xxxxxx         xxxxx
Groff, Brenda J          xxxxxx

SCHEDULE 3.22 (cont'd.)
- -----------------------
                         10/31/94  Commissions,
                         Annual     Residuals            Car
Employee Name            Salary      & Bonus           Allowance
- -----------------------------------------------------------------
Gudorf, Craig M          xxxxxx
Guillory, DeAnna V       xxxxxx
Guzman, Rae M            xxxxxx
Halunen, Cindy M         xxxxxx
Hanneman, Renee          xxxxxx
Harmon, Beverly J        xxxxxx         xxxxx          $2,100
Harper, Charles R        xxxxxx         xxxxx          $2,100
Harris, Robert C         xxxxxx         xxxxx
Harvey, David E          xxxxxx         xxxxx          $2,100
Hassenmiller, Susan L    xxxxxx
Hawthorne, Jeri R        xxxxxx         xxxxx          $    0
Hayden, Timothy J        xxxxxx         xxxxx          $2,100
Heaton, John J           xxxxxx         xxxxx          $    0
Hendricks, Rebecca A     xxxxxx
Hetzel, Monica S         xxxxxx         xxxxx
Hird, Wesley B           xxxxxx
Hjelmstad, Paul G        xxxxxx
Hodgson, Lavon M         xxxxxx         xxxxx
Hoepfner, Vicki A        xxxxxx         xxxxx          $  683
Hofeldt, Cynthia M       xxxxxx         xxxxx          $1,050
Hollis, Debra            xxxxxx         xxxxx          $1,050
Hornick, Stephanie J     xxxxxx
Hough, Terry J           xxxxxx         xxxxx          $2,600
Isaacs, Christine M      xxxxxx         xxxxx          $2,100
Johnson, Michael B       xxxxxx         xxxxx          $2,100
Johnson, Judith          xxxxxx
Kacmarynski, Helen M     xxxxxx         xxxxx          $    0
Keele, Ronald E          xxxxxx         xxxxx          $    0
Keenan-Cooley, Patricia  xxxxxx
Kelley, Lisa E           xxxxxx
Kellogg, Lisa J          xxxxxx
Kenagy, Renee M          xxxxxx         xxxxx          $2,100
Kennedy, Sandra C        xxxxxx         xxxxx          $    0
King, William J          xxxxxx         xxxxx

SCHEDULE 3.22 (cont'd.)
- -----------------------
                         10/31/94  Commissions,
                         Annual     Residuals            Car
Employee Name            Salary      & Bonus           Allowance
- -----------------------------------------------------------------
Kish, Robert D           xxxxxx         xxxxx          $2,100
Klees, Donna L           xxxxxx         xxxxx          $1,050
Knudson, Steven R        xxxxxx
Lahiri, Anindita T       xxxxxx         xxxxx          $  500
Larkin, Karen L          xxxxxx         xxxxx          $2,100
Larson, Aleta J          xxxxxx         xxxxx
Lawrence, Lance D        xxxxxx
Lew, John                xxxxxx         xxxxx
Logan, Jamie S           xxxxxx         xxxxx          $    0
Lontz, Marguerite M      xxxxxx
Loughman, Jennifer D     xxxxxx
Lovitt, Joy S            xxxxxx         xxxxx          $    0
Ludwikowski, Scott M     xxxxxx
Magill, Stacy A          xxxxxx         xxxxx          $    0
Manderscheid, Michelle   xxxxxx         xxxxx          $    0
Marquez, Lisa R          xxxxxx
Mathews, Sandra L        xxxxxx         xxxxx          $    0
Matthews, Amy L          xxxxxx         xxxxx          $    0
McCants, Zarina M        xxxxxx
McCormick, James S       xxxxxx         xxxxx          $1,210
McGeath, Shannon E       xxxxxx         xxxxx          $    0
McGill, Lisa M           xxxxxx         xxxxx          $2,100
McGovern, Kevin S        xxxxxx         xxxxx          $2,200
McKeighen, Floyd         xxxxxx         xxxxx          $    0
McKeown, Beth A          xxxxxx         xxxxx          $1,680
Miller, Shirley E        xxxxxx         xxxxx
Miller, Patty M          xxxxxx
Mitchell, John P         xxxxxx         xxxxx          $  880
Moede, Lyn A             xxxxxx
Mohn, Heidi              xxxxxx         xxxxx          $    0
Morin, Mark              xxxxxx         xxxxx
Morrow, Troy W           xxxxxx         xxxxx          $    0
Mullins, Glenda F        xxxxxx
Mulvaney, Susan H        xxxxxx

SCHEDULE 3.22 (cont'd.)
- -----------------------
                         10/31/94  Commissions,
                         Annual     Residuals            Car
Employee Name            Salary      & Bonus           Allowance
- -----------------------------------------------------------------
Murphy, Mark A           xxxxxx         xxxxx          $  840
Nate, Tracey             xxxxxx         xxxxx          $2,100
Nelson, Wayne M          xxxxxx
Nguyen, Phuong T         xxxxxx
Nobbe, Tracy A           xxxxxx
Noble, John P            xxxxxx
Northam, Dena M          xxxxxx         xxxxx
O'Leary, Michael J       xxxxxx         xxxxx
O'Leary, Michelle L      xxxxxx
Okendo, Connie J         xxxxxx
Olson, Stephanie K       xxxxxx
Olson, Stacy B           xxxxxx         xxxxx
Osburn, Kathryn L        xxxxxx         xxxxx
Palma, John P            xxxxxx
Parker, David K          xxxxxx
Parker, Randal L         xxxxxx         xxxxx
Peek, Sandra S           xxxxxx         xxxxx          $    0
Pelcher, Beverly A       xxxxxx         xxxxx          $1,500
Peters, Gail A           xxxxxx
Peterson, Kent W         xxxxxx         xxxxx          $    0
Petty, Virginia G        xxxxxx         xxxxx          $    0
Peiper, Jeffrey M        xxxxxx         xxxxx          $1,050
Pitman, James E          xxxxxx         xxxxx
Plumb, Jeff C            xxxxxx         xxxxx          $    0
Porrazzo, Janet K        xxxxxx
Prussack, James          xxxxxx         xxxxx          $2,100
Przezdziecki, Angela M   xxxxxx
Przezdziecki, Edna J     xxxxxx
Puthuff, Lorelei         xxxxxx         xxxxx          $    0
Quinlan, Caroline R      xxxxxx         xxxxx          $    0
Raiswell, Helen E        xxxxxx         xxxxx          $1,675
Ramirez, Connie M        xxxxxx         xxxxx          $    0
Reasor, Daniel S         xxxxxx
Reasor, Mary E           xxxxxx

SCHEDULE 3.22 (cont'd.)
- -----------------------
                         10/31/94  Commissions,
                         Annual     Residuals            Car
Employee Name            Salary      & Bonus           Allowance
- -----------------------------------------------------------------
Repko, Julie A           xxxxxx         xxxxx          $2,100
Rex, Randy L             xxxxxx
Reyes, Marcia L          xxxxxx
Reynolds, Jacqueline M   xxxxxx
Richards, Greg L         xxxxxx         xxxxx          $1,313
Richards, Sandra L       xxxxxx         xxxxx          $  770
Rickett, Sandra          xxxxxx         xxxxx          $    0
Rivers, Dona R           xxxxxx         xxxxx
Roehl, Richard J         xxxxxx
Rogers, Dennis           xxxxxx
Rootness, Karla A        xxxxxx
Rowley, Jeniele L        xxxxxx
Ruelle, Julie C          xxxxxx         xxxxx          $    0
Ryan, Michael J          xxxxxx         xxxxx          $    0
Rydman, Michelle R       xxxxxx         xxxxx          $2,100
Schardein, Dana M        xxxxxx         xxxxx
Schermerhorn, Marcia G   xxxxxx         xxxxx          $1,050
Schimerowski, Randa      xxxxxx         xxxxx          $    0
Schmidt, Robyn S         xxxxxx         xxxxx          $    0
Schmiedlin, Bruce R      xxxxxx
Schmiedlin, Terri L      xxxxxx
Schmorhum, Ardyth K      xxxxxx         xxxxx          $1,050
Schneider, David P       xxxxxx         xxxxx          $    0
Schrock, Deborah K       xxxxxx         xxxxx
Schuppe, Kristen M       xxxxxx         xxxxx          $2,100
Shahijanian, Adrineh     xxxxxx
Sherman, Teo A           xxxxxx         xxxxx          $1,890
Shields, Jacqueline      xxxxxx         xxxxx          $    0
Shore, Kenneth A         xxxxxx         xxxxx          $    0
Simon, Steven C          xxxxxx
Simon, Tammy K B         xxxxxx
Slack, Glen E            xxxxxx         xxxxx          $    0
Smith, Scott A           xxxxxx         xxxxx          $    0
Smith, Nathan B          xxxxxx         xxxxx          $2,100

SCHEDULE 3.22 (cont'd.)
- -----------------------
                         10/31/94  Commissions,
                         Annual     Residuals            Car
Employee Name            Salary      & Bonus           Allowance
- -----------------------------------------------------------------
Smith, Gary G            xxxxxx         xxxxx
Smith Jr., James A       xxxxxx         xxxxx          $  600
Squires, Gary            xxxxxx         xxxxx          $3,150
Stabenow, Susan M        xxxxxx         xxxxx          $    0
Stafford, Daniel A       xxxxxx         xxxxx
Stevenson, Diane         xxxxxx
Stuiber, Shannon C       xxxxxx         xxxxx          $    0
Stitz, Julie             xxxxxx         xxxxx          $    0
Sullivan, Susan          xxxxxx
Taylor, Jeffrey J        xxxxxx         xxxxx          $1,470
Tholson, Michael G       xxxxxx         xxxxx          $1,050
Thompson, Shannon S      xxxxxx         xxxxx          $  735
Tiong, Tai-Hoom          xxxxxx
Torres, Osar D           xxxxxx
Trudell, Cynthia A       xxxxxx
Trusley, Bradley B       xxxxxx         xxxxx          $    0
Vermette, Ann L          xxxxxx         xxxxx          $    0
Wagner, Susan C          xxxxxx         xxxxx          $    0
Wagner, Amy C            xxxxxx         xxxxx          $2,100
Walter, Chris            xxxxxx
Warford, John L          xxxxxx
Warner, Anthony L        xxxxxx         xxxxx          $    0
Watkins, Eric            xxxxxx         xxxxx          $2,100
Weinert, James J         xxxxxx
Whalen, Stephen          xxxxxx         xxxxx          $2,100
White, Tina G            xxxxxx
White, Debbie L          xxxxxx         xxxxx          $    0
White, Colin R           xxxxxx
Wiley, Irene R           xxxxxx         xxxxx          $    0
Winter, Cheri K          xxxxxx         xxxxx          $    0
Wolverton, Linda J       xxxxxx
Wylie, Adam              xxxxxx         xxxxx          $2,100
Yessen, Jana E           xxxxxx
Young, Emeline           xxxxxx         xxxxx          $    0
Young, Richard E         xxxxxx         xxxxx          $    0

SCHEDULE 3.22 (cont'd.)
- -----------------------

                            BOARD OF DIRECTORS

Board of Directors            Officer
- ------------------            -------
Steve Simon                     yes
James Weinert                   yes
William King                    yes
William Thomas                  no
John Fauth                      no